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                                                                 EXHIBIT 99.3(a)

                       INCORPORATED UNDER THE LAWS OF THE
NUMBER                         STATE OF MINNESOTA              SHARES
                                                               ****

                                                           CUSIP NO. 92824Q 10 3

                         VIRTUAL TECHNOLOGY CORPORATION

            50,000,000 AUTHORIZED SHARES  NO PAR VALUE  NON-ASSESSABLE

THIS CERTIFIES THAT

                                    **NAME**

IS THE RECORD HOLDER OF

                                      ****

SHARES OF VIRTUAL TECHNOLOGY CORPORATION COMMON STOCK TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.


         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:
                          ,   TH 199
                  -------- -----    -

           [VIRTUAL TECHNOLOGY CORPORATION MINNESOTA CORPORATE SEAL]


                                COUNTERSIGNED AND REGISTERED
                                FIDELITY TRANSFER COMPANY (SALT LAKE CITY, UTAH)

                          By [SIG]
                             TRANSFER AGENT AND REGISTRAR - AUTHORIZED SIGNATURE

[SIG]
CHIEF EXECUTIVE OFFICER/SECRETARY